CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT (this "Agreement") is made and entered into as of May 16, 2002, to be effective as of August 9, 2000 by and between American Inflatables, Inc. (the "Company"), a Delaware corporation headquartered in Costa Mesa, California, and Dale Paisley, a resident of the State of California ("Consultant").

                                    RECITALS

         A. The Company hired Consultant to provide services to the Company for a three month period ending August 9, 2000 pursuant to that certain Independent Contractor/Consulting Agreement dated May 9, 2000 by and between the Company and Consultant.

         B. Following the expiration of the May 9, 2000 agreement between the Company and Consultant, Consultant continued to provide the services to the Company set forth below in this Agreement. These services were provided pursuant to oral agreements between the Company and Consultant.

         C. The Company desires that Consultant continue to provide services to the Company, and Consultant desires to continue to provide such services. The Company and Consultant desire to reduce to writing and to amend and restate their prior oral agreements pertaining to the provision of services by Consultant to the Company since the expiration of the May 9, 2000 agreement and after the date hereof as provided below in the Agreement.

         D. The Company has entered into a Share Exchange Agreement dated May 16, 2002 (the "Share Exchange Agreement") with William R. Fairbanks, Red Oak Limited Partnership and Douglas A. Brown (each an "ASDG Shareholder"), the sole shareholders of American Sports Development Group, Inc., a South Carolina corporation ("ASDG"), and the ASDG Shareholders were unwilling to enter into the Share Exchange Agreement unless the Company and Consultant entered into this Agreement as a condition of closing of the transactions contemplated in the Share Exchange Agreement. The Company and Consultant both believe that the Share Exchange Agreement and the transactions contemplated therein are in their respective best interests.

         NOW, THEREFORE, for and in consideration of the mutual promises herein contained and the benefits that have and will inure to each of the parties hereto and as an inducement to the ASDG Shareholders to enter into and consummate the transactions contemplated in the Share Exchange Agreement, the parties hereto do agree as follows:

     1. SERVICES. Subject to the terms and conditions of this Agreement, Consultant agrees to perform for Company the services listed in the Scope of Services section in SCHEDULE A, attached hereto and executed by both Company and Consultant. Such services are hereinafter referred to as "Services." Company agrees that Consultant shall have ready access to Company's staff and resources as necessary to perform the Consultant's Services provided for by this Agreement.

     2. PERIOD OF PERFORMANCE. The Company shall hire Consultant for the "Period of Performance" as defined in SCHEDULE A, attached hereto and executed by both Company and Consultant, unless earlier terminated pursuant to the terms of this Agreement.

     3. STANDARD OF PERFORMANCE. Consultant agrees that the Services performed hereunder will represent his best efforts and will be of the highest professional standards and quality. If the Company requires Consultant to remedy any deficiencies in the Services provided, such corrections shall be made at no additional charge to the Company.

     4. COMPLIANCE WITH COMPANY'S POLICIES. Notwithstanding the fact that he is an independent contractor, while on the Company premises, Consultant shall observe and obey and cause his employees and subcontractors to observe and obey, all policies, procedures, rules, and regulations of Company applicable to Company's own employees.

     5. COMPENSATION FOR SERVICES. Company agrees to compensate Consultant for Services in accordance with the terms and conditions described in SCHEDULE A, attached hereto and executed by both Company and Consultant. 6. EXPENSE
REIMBURSEMENT: Consultant agrees that he will supply all instrumentalities, tools, implements, appliances, and other materials needed for the performance of Services and will bear all routine business and operational expenses incurred to perform such Services. The Company will reimburse Consultant for the following out-of-pocket expenses, so long as such expenses are pre-approved and documented, and incurred in performing the Services:

     a. TRAVEL EXPENSES. The Company shall reimburse Consultant for the following reasonable travel expenses incurred by Consultant directly in the performance of Services for the Company: (1) transportation expenses, including coach class airfare, rental cars, gas, and taxi fare; (2) hotel expenses; (4) meals and (4) dry cleaning expenses for trips longer than three (3) days.

     b. OTHER EXPENSES. The Company shall also reimburse Consultant for other reasonable expenses incurred by Consultant directly in the performance of Services for the Company, including expenses for faxes, business calls, etc.

     c. RECEIPT REQUIRED. For the reimbursement of expenses identified in the above paragraphs 6(a) and 6(b) that exceed ten dollars ($10.00), the Company requires that the Consultant present an original receipt for such expenses.

     7. INVOICING. Company shall pay the amounts due to Consultant pursuant to paragraphs 5, 6(a), and 6(b) of this Agreement upon receipt of an invoice, which shall be sent to Company by Consultant. Company shall pay the amount of such invoice to Consultant within fifteen (15) days from the date the invoice is received by Company.

     8. RETURN OF COMPANY PROPERTY. When the Services are completed, Consultant agrees to return to the Company all property of the Company, and all data and records of Company Data, as defined herein, including all copies thereof. This includes all of the Company's processes, customer lists, customer requirements, and information not generally known relating to research, development, manufacture and sale of Company products.

     9. TERMINATION. For the duration of the Period of Performance, this Agreement may be terminated only:

     a.   by mutual agreement of the Company and Consultant;
     b. by the Company if the Company reasonably determines based on business necessity that it no longer requires the Consultant to perform the Services described in this Agreement;
     c. by the Company if Consultant materially breaches this Agreement and fails to cure any such breach within ten (10) days of receiving written notice from the Company stating the specific nature of the breach;
     d. by the Company, effective immediately, if Consultant (a) is convicted or pleads guilty or nolo contendere to a felony or misdemeanor involving fraud, embezzlement, theft, or dishonesty, or other criminal conduct; (b) commits any act of fraud or dishonesty with respect to the Company; or (c) takes other action that is likely, in the reasonable, good faith judgment of the Company, to have a material adverse effect upon the Company; or
     e. by Consultant if the Company materially breaches this Agreement and fails to cure any such breach within ten (10) days of receiving written notice from Consultant stating the specific nature of the breach.

Effective as of the date of termination (the "Termination Date"), Consultant's right to receive compensation hereunder shall cease (except to the extent, as of the Termination Date, that the Company owes the Consultant for Services previously performed prior to the Termination Date).

     10. NONDISCLOSURE OF COMPANY DATA. Whereas the Company has a proprietary interest in, and its business is one that requires secrecy concerning "Company Data,"* which is defined as Company or ASDG information that is not generally known by or readily ascertainable to the public, and includes (i) inventions, formulas, data, patterns, designs, drawings, discoveries, improvements, know-how, methods, processes, and methods employed or sold by the Company, ASDG or relating to their businesses; (ii) client data (whether or not reduced to writing or capable of being memorized), including but not limited to client lists, client preferences, the specific services and/or products provided to specific clients, client contacts, pricing information, concessions and prior bids; (iii) marketing information, including but not limited to business strategy, plans and research; (iv) business plans, including but not limited to capital projects; (v) financial information; and (vi) trade secrets as defined by California law. Company Data includes documents, records, tapes, files, media, and any other medium of communicating information.

     a. Consultant shall hold in trust for the Company, and not disclose to any unauthorized person or use for any purpose other than the performance of this Agreement any Company Data without the prior

--------
* What may be classified as Company Data, Client Data and/or disclosed or removed pursuant to the normal course of Consultant's duties, will be determined in the sole discretion of the Company. If Consultant has questions about what may be classified as Company Data, Client Data and/or what may be disclosed or removed pursuant to the normal course of his/her duties with the Company, he/she should request clarification from Company in writing.

          written consent of the Company, unless and only to the extent that Company Data becomes generally known to and available for use by the public other than as a result of Consultant's acts or omissions.

     b. Consultant hereby acknowledges that during the performance of Services pursuant to this Agreement, the Consultant may learn of or receive Company Data concerning the business or affairs of the Company and/or ASDG that are the property of the Company or ASDG, respectively. Therefore, Consultant hereby confirms that all such information relating to the Company's or ASDG's business will be kept confidential by the Consultant, except to the extent that such information is required to be divulged to the Consultant's clerical or support staff or associates in order to enable Consultant to perform Consultant's obligations under this Agreement. Upon request by the Company or ASDG, Consultant shall deliver to the requesting party all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to Company Data of the requesting party that Consultant may then possess or have under his or her control.

     11. REMEDIES FOR BREACH OF CONSULTANT'S COVENANTS OF NON-DISCLOSURE. If, at the time of enforcement of paragraphs 10, 10(a) and 10(b) above, a court shall hold that the scope of restrictions stated therein are unreasonable under circumstances then existing, the parties agree that the maximum scope reasonable under such circumstances shall be substituted for the stated scope and that the court shall be allowed to revise the restrictions contained herein to cover the maximum scope permitted by law. Consultant agrees that the restrictions contained in paragraphs 10, 10(a) and 10(b) are reasonable. In the event of the breach or a threatened breach by Consultant of any of the provisions of paragraphs 10, 10(a) and 10(b) the Company, in addition and supplementary to other rights and remedies existing at law or equity in its favor, may apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security).

     12. REPRESENTATIONS. Consultant represents and warrants to the Company that Consultant is subject to no agreement or obligation (including, without limitation, any non-competition or confidentiality agreement) or bound by any contract with any person, corporation, or other entity that would in any way interfere with the performance of Consultant's duties and obligations to the Company or ASDG under this Agreement. Consultant agrees to hold the Company, ASDG and their officers, directors, employees, managers, members, shareholders and agents harmless from any claim (and the expenses associated therewith) by a third party under a non-competition, confidentiality or similar agreement.

     13. SURVIVAL. Paragraphs 5 through 24 shall survive and continue in full force and effect notwithstanding any termination of this Agreement.

     14.  NOTICES.  All  notices,   consents,   changes  of  address  and  other
communications required or permitted to be made under the terms of this Agreement shall be in writing and shall be (i) personally delivered by an agent of the relevant party, or (ii) transmitted by postage prepaid, certified or registered mail:

                  To the Company:   American Inflatables, Inc.
                                    947 Newhall Street
                                    Costa Mesa, California 92627
                                    Attention:  Chief Executive Officer

                  To Consultant:    Dale Paisley
                                    472 H Calle Cadiz
                                    Laguna Woods, California 92653

     15. WAIVER OF BREACH. The waiver by any party of a breach by another party of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by the breaching party. No waiver shall be valid unless in writing and signed by the party sought to be bound.

     16. ASSIGNMENT. Consultant acknowledges that the services to be rendered by Consultant are unique and personal. Accordingly, Consultant may not assign any of Consultant's rights or delegate any of Consultant's duties or obligations under this Agreement, except to the extent amounts are payable to Consultant hereunder after Consultant's death, in which case those benefits may be assigned by will or the law of descent. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the Company and its successors and assigns.

     17. SEVERABILITY. In the event that any of these provisions shall be held to be invalid or unenforceable, the remaining provisions hereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included therein. The parties in no way intend to include a provision that contravenes public policy. Therefore, if any provision of this Agreement is unlawful, against public policy, or otherwise declared void or unenforceable, such provision shall be deemed excluded from this Agreement, which shall in all other respects remain in effect.

     18. ENTIRE AGREEMENT, MODIFICATION OR AMENDMENT. The parties hereby agree that this Agreement contains the entire agreement and understanding by and between the parties with respect to the subject matter hereof, and no representations, promises, agreements, or understandings, written or oral, relating to the subject matter hereof not contained herein shall be of any force or effect. Consultant agrees that Consultant has actively participated in negotiating the provisions contained in this Agreement, that these provisions have been negotiated in good faith by all parties, and that the terms of this Agreement should not be construed against either the Company or Consultant. This Agreement may be amended only by written amendment signed by the parties.

     19. SCHEDULES OR ATTACHMENTS: In the event of a conflict in the provisions of any schedules or attachments hereto and the provisions set forth in this Agreement, the provisions of such schedules or attachments shall govern.

     20. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument. Rebuttable proof of execution of this Agreement by any party may be made by presentation of a copy of this Agreement bearing a facsimile or photostatic copy of the signature of the party whose execution is sought to be proved, and such copies shall be as valid as the originals and as admissible as evidence of proof of the execution and terms and provisions hereof as the originals.

     21. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     22. ARBITRATION. Any and all disputes arising out of or relating to the interpretation, application, formation, or the termination of this Contract shall be subject to binding and final arbitration in Orange County, California, pursuant to the Commercial Arbitration Rules of the American Arbitration Association, the cost of which shall be equally shared between the parties.

     23. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to California's rules of conflicts of law, and regardless of the place or places of its physical execution and performance.

     24. INDEPENDENT CONTRACTOR RELATIONSHIP. The parties hereto intend that an independent contractor-owner relationship will be created by this Agreement. Company is interested only in the result to be achieved, and the conduct and control of the Services will lie solely with Consultant. Consultant is not to be considered an agent or employee of Company for any purpose, and neither Consultant nor his employees are entitled to any of the benefits that Company may provide for its own employees. It is understood that Company does not agree to use Consultant exclusively. It is further understood that Consultant is free to contract for similar or other services to be performed for other owners while under this Agreement with Company.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above-written.

Witnesses:                                  AMERICAN INFLATABLES, INC.

                                            By:  /s/ Gregg R. Mulholland
-----------------------------------------      ------------------------------
Print Name:
            -----------------------------   Print Name: Gregg R. Mulholland
                                                       ---------------------

                                            Title:  President & CEO
-----------------------------------------          -------------------------
Print Name:
            -----------------------------

                                            CONSULTANT

                                            /s/ Dale Paisley
-----------------------------------------   --------------------------------
Print Name:                                 Dale Paisley
            -----------------------------


-----------------------------------------
Print Name:
            -----------------------------

                                   SCHEDULE A
                  TERMS AND CONDITIONS OF CONSULTING AGREEMENT

     1. PERIOD OF PERFORMANCE: August 9, 2000 until the earlier of (a) August 9, 2002 or (b) the consummation of a business combination, whether by means of merger, consolidation, share purchase or share exchange, sale or purchase of assets or otherwise, between the Company and ASDG in which the shareholders of ASDG become holders of (i) a majority of the voting and distributional rights of security holders of the Company or (ii) a majority of the assets of the Company based on the aggregate fair market value of the assets acquired compared to the aggregate fair market value of the assets not acquired (a "Business Combination").

     2. SCOPE OF SERVICES:  Consultant  will provide  certain of the services to the Company typically provided by a chief financial officer of a similarly-situated company including without limitation the following: (a) direction of the preparation of all financial statements of the Company required by U.S. Generally Accepted Accounting Principals ("GAAP") in accordance with GAAP, (b) managing on behalf of the Company the audits of the Company by its independent auditors, (c) directing the preparation of the Company's annual, quarterly and current reports and all other reports and filings required by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and all other applicable federal and state securities laws and (d) advising the Company with respect to structuring business combinations with ASDG. Notwithstanding anything else contained herein to the contrary, Consultant shall not provide any capital formation and public relations services to the Company, including but not limited to (i) direct or indirect promotions or sales of the Company's securities, (ii) assistance in making of a market in the Company's securities, (iii) assistance in obtaining debt and/or equity financing for the Company or (iv) advising any parties with respect to an investment in the Company's securities.

     3. COMPENSATION FOR SERVICES:

     a.   In the Event of a Business Combination with ASDG.

                           i.       In the event  that  a  Business  Combination
between the Company and ASDG is closed before May 31, 2002, in addition to all compensation previously paid to Consultant by the Company, Consultant shall receive 175,000 shares (the "Shares") of the common stock, par value $0.001 per share (the "Common Stock") as Consultant's sole compensation in addition to such previously paid compensation for all Services provided to the Company and ASDG pursuant hereto or otherwise.

                           ii.      The   issuance  of   such  Shares  shall not
initially be registered under the Securities Act of 1933, as amended (the "Securities Act") or any State's securities laws. Consultant understands that the Shares shall thus initially be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. As an inducement to the Company to issue the Shares as provided herein, Consultant hereby represents and warrants to the Company as follows:

          A. Consultant is acquiring the Shares pursuant to this Agreement for his own account for investment purposes only and not with a view to or intention of distribution or resale, and Consultant will not dispose of any of the Shares in contravention of the Securities Act or any applicable state securities laws.

          B. Consultant is aware that he is acquiring the Shares from the Company in a transaction that has not been registered under the Securities Act or pursuant to the securities laws and regulations of any State, and that as a consequence, the Shares are "restricted securities" as defined in Rule 144 promulgated under the Securities Act and may not be resold except pursuant to a transaction that is registered under the Securities Act and applicable state securities laws and regulations or a transaction that is exempt from such registration.

          C. Consultant has had an opportunity to ask questions and receive answers concerning the Shares and the business and financial condition of the Company and has had full access to (A) such information concerning the Company as he has requested and (B) such other information that Consultant deems necessary or desirable to make an informed investment decisions regarding the purchase of the Shares.

          D. Consultant is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. iii. The Company hereby undertakes to either (i) file a registration statement with the U.S. Securities and Exchange Commission (the "SEC") and any state regulatory authorities required by applicable law appropriate to register the resale of the Shares by Consultant or (ii) include the Shares in a registration statement filed with the SEC and any state regulatory authorities required by applicable law with respect to the issuance of shares of the Company's Common Stock by the Company and/or the resale of shares of the Company's Common Stock by other shareholders so as to permit the resale of the Shares by Consultant, in either case, as promptly as practical after the closing of the Business Combination, and the Company shall diligently file such amendments thereto and respond to such inquiries and comments of the SEC and applicable state regulatory authorities as is necessary for such registration statement to become effective.

                           iv.      In the event of  any stock  dividend,  stock
split, reverse stock split, reclassification, reorganization, merger, consolidation, share exchange or other similar transaction resulting in any change in the rights of the Common Stock or the conversion of the outstanding shares of the Common Stock into any other security or a different number of shares of Common Stock, the number of Shares issuable to Consultant hereunder shall be adjusted in connection therewith to become the number of shares of Common Stock and/or other securities with such rights as the Consultant would be entitled to receive had the Consultant received the Shares prior to such transaction and had such Shares participated in such transaction in the same manner as the other outstanding shares of the Common Stock.

     b. In the event that no Business Combination between the Company and ASDG is closed on or before August 9, 2002, Consultant shall be paid at the hourly rate of $175.00 per hour for hours spent performing the above-described Services. As of May 13, 2002, the accrued amount of such hourly fees was $100,000. Such compensation shall be due and payable by the Company on August 9, 2002. Consultant shall not be entitled to receive any compensation for hours not actually worked, and shall not be entitled to any other compensation of any kind whatsoever except as provided in this Agreement unless such compensation is specifically approved in advance in writing by Company.

     c. Consultant shall be paid as an independent contractor for the Services, and shall be solely responsible for the reporting, for purposes of federal, state, or local tax and FICA, of any payments made to him by Company. Company shall not withhold any taxes or make any payments on behalf of Consultant or his employees and shall report any payments to Consultant to the Internal Revenue Service on a Form 1099. Neither Consultant nor his employees are entitled to any of the benefits that Company may provide for its own employees.

         IN WITNESS WHEREOF, the parties have executed this SCHEDULE A as of the date first above-written.

Witnesses:                                  AMERICAN INFLATABLES, INC.

                                            By: /s/ Gregg R. Mulholland
--------------------------------------         -----------------------------
Print Name:
            --------------------------
                                            Print Name: Gregg R. Mulholland
                                                        ---------------------
                                            Title:      President
--------------------------------------             --------------------------
Print Name:
            --------------------------

                                            CONSULTANT

                                            /s/ Dale Paisley
--------------------------------------      ---------------------------------
Print Name:                                 Dale Paisley
            --------------------------


---------------------------------------
Print Name:
            ---------------------------